Virtus ETF Trust II

Supplement dated June 2, 2026, to the

Statement of Additional Information, dated November 28, 2025, as supplemented to date

Effective immediately, the following changes are made to the SAI.

The following paragraph is added as the last paragraph to the subsection entitled “Creation Transaction Fee” in the section entitled “Purchase And Redemption of Creation Units:”

In addition, a variable fee, payable to each Fund, of up to a maximum of 3% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional cost (e.g., brokerage, taxes) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following paragraph is added as the last paragraph to the subsection entitled “Redemption Transaction Fee” in the section entitled “Purchase And Redemption of Creation Units:”

In addition, a variable fee, payable to the Funds, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order. The variable fee and the redemption transaction fee, as discussed above, are subject to the 2% limit.

Investors should retain this supplement with the SAI for future reference.